SUPPLEMENT TO THE PROSPECTUS OF
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS



I.       Evergreen Short-Intermediate Bond Fund (the "Fund")

         Effective March 13, 2000, the Fund will change its name to Evergreen Short-Duration Income Fund.

         Also effective on the same date, the fifth paragraph under the section entitled "Investment Strategy" in the Fund's prospectus is restated in its entirety as follows:

             "The Fund's final maturity for the securities it holds may range up to thirty years. The duration of these securities will not exceed ten years. The Fund intends to maintain a dollar-weighted average maturity of seven years or less and a dollar-weighted average duration of five years or less."


March 13, 2000                                                  552985  3/00